SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2001

                        Commission File Number: 000-33439

                           Expressions Graphics, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                               88-0448389
------                                                               ----------
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

101 Convention Center Drive, Suite 700, Las Vegas, Nevada                 89109
----------------------------------------------------------                -----
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (888) 809-3446













                             Michael J. Muellerleile
                                  MC Law Group
                          4100 Newport Place, Suite 660
                         Newport Beach, California 92660
                                 (949) 250-8655
                            Facsimile: (949) 250-8656

                                   Page 1 of 3
                      Index to Exhibits specified on Page 2





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Item 5. Other Events and Regulation FD Disclosure.

On December 28, 2001, Michelle Spain, the Registrant's treasurer and one of its directors, was appointed as the Registrant's President by the Registrant's Board of Directors.

Item 6. Resignations of Registrant's Directors.

On December 28, 2001, Neil Brouillette resigned as the President and a director of Expressions Graphics, Inc., a Nevada corporation ("Registrant"). The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Mr. Brouillette's resignation is file as Exhibit 17 to this Form 8-K.


Index to Exhibits
-----------------
17       Resignation of Neil Brouillette




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Expressions Graphics, Inc.


January 2, 2001                        By:   /s/ Michelle Spain
                                             --------------------------------
                                             Michelle Spain, President










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